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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                           --------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                  Date of Report                     September 30, 1996
         (Date of earliest event reported)


                                 Serv-Tech, Inc.
             (Exact name of registrant as specified in its charter)


                                      Texas
                 (State or other jurisdiction of incorporation)


              0-1788                                      1398757
     (Commission File Number)           (IRS Employer Identification Number)


            5200 Cedar Crest Boulevard
                     Houston, Texas                              77087
   (Address of principal executive offices)                    (Zip Code)


                                  713 644-9974
              (Registrant's telephone number, including area code)



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Item 5.  Other Events.

On September 30, 1996, Serv-Tech, Inc. (the "Company") announced the termination of merger negotiations with HydroChem Industrial Services, Inc.



Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits

                  99.1 News Release announcing the termination of merger negotiations with HydroChem Industrial Services, Inc. dated September 30, 1996.